Rule 497(e)
                                              File Nos. 333-17391 and 811-07959

                              Advisors Series Trust
                            InformationTech 100(R) Fund

                        Supplement dated April 20, 1999,
                      to the Prospectus dated June 29, 1998

     The Board of Trustees of Advisors Series Trust has approved a proposed reorganization of the InformationTech 100(R) Fund (the "Fund") into the Berger Information Technology Fund (the "New Fund"), a newly-created series of Berger Investment Portfolio Trust. The proposed reorganization also has been approved by the Board of Trustees of Berger Investment Portfolio Trust. It is still subject to approval by the shareholders of the Fund. A meeting of the Fund's shareholders has been scheduled for July 1, 1999, to vote on the reorganization. Shareholders of record on May 7, 1999, will be eligible to vote. Further details will be contained in a combined proxy statement and prospectus that will be sent
to  shareholders  in  the  coming  weeks.  If approved by shareholders,   the
reorganization is expected to take place shortly after the shareholder meeting.

     If the reorganization is approved and completed, the Fund will transfer all of its assets to the New Fund. In exchange, the New Fund will assume the Fund's liabilities and will issue New Fund shares, which will be distributed to Fund shareholders. Fund shareholders will receive a number of New Fund shares equal in dollar value to the Fund shares they owned at the time of the reorganization. The reorganization is expected to be tax-free for federal income tax purposes.

     In the reorganization, shareholders of the Fund will be, in effect, converted to shareholders of the New Fund, which is part of the Berger Funds family of funds. A number of changes would accompany this, including the following:

     The Fund's current investment advisor, Bay Isle Financial
     Corporation, would be the sub-advisor to the New Fund. Bay Isle would continue to manage the portfolio day-to-day. Berger Associates, Inc., would be the New Fund's advisor.

     The New Fund would not be required to invest at least 75% of its assets in companies comprising the InformatinWeek 100(R) Index as is currently the case with the Fund. However, the Fund would continue to focus on "information technology" companies.

     The total expense ratio paid by shareholders of the Fund would remain the same or decrease after their shares are converted into New Fund shares.

     The New Fund would have two classes of shares, one designed for retail shareholders and one designed for institutional shareholders. Shareholders of the Fund would receive institutional-class shares of the New Fund in exchange for their shares of the Fund.

     Completion of the reorganization is subject to shareholder approval and to the satisfaction of certain other conditions. The reorganization may be abandoned at any time before it becomes effective by a vote of the Trustees of either Trust.